Exhibit 32.1

Certification Pursuant to18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Bemax Inc., (the “Company”) on Form 10-Q for the period ended February 28, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Taiwo Aimasiko, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2017

/s/ Taiwo Aimasiko

Taiwo Aimasiko

Chief Executive Officer